Exhibit 99.1

For Immediate Release

Caliper Life Sciences and Xenogen Announce
Date of Stockholder Meetings

- Caliper Updates Full-Year Revenue Guidance -

- Management to Host Conference Call Today at 9:00 a.m. EDT to Discuss
Acquisition Timetable -

HOPKINTON, Mass., and ALAMEDA, Calif., July 13, 2006 — Caliper Life Sciences, Inc. (Nasdaq: CALP), a leading provider of products and services for drug discovery research, and Xenogen Corporation (Nasdaq: XGEN), a pioneer in biophotonic imaging, today announced that the S-4 registration statement-joint proxy statement for their previously announced pending merger was declared effective by the United States Securities and Exchange Commission on July 11, 2006, and that each company will hold a stockholder meeting on August 9, 2006. The record date for each company’s stockholder meeting is the close of business on July 6, 2006.

The primary purpose of these stockholder meetings is to approve the merger agreement   between Xenogen and Caliper, in the case of the Xenogen stockholder meeting, and to approve the issuance of Caliper securities to the Xenogen stockholders and warrant holders pursuant to the pending merger, in the case of the Caliper stockholder meeting. In addition, at the Caliper stockholder meeting, Caliper’s stockholders will be asked to approve an increase in Caliper’s authorized common stock and, because this meeting will also serve as Caliper’s regular annual stockholder meeting, to elect two existing Caliper Directors to new three-year terms.

Each of Caliper’s and Xenogen’s Board of Directors is recommending stockholder approval of the merger under the terms set forth in the merger agreement dated February 10, 2006. Under the terms of this agreement, Caliper will issue approximately 13.2 million common shares and approximately 5.125 million warrants to purchase Caliper common shares in exchange for Xenogen’s outstanding common shares and warrants.

“I am pleased to reaffirm our confidence in the strategic and financial benefits of this acquisition,” said Kevin Hrusovsky, president and CEO of Caliper. “Our key pharmaceutical customers are expressing excitement for this merger, for our ability to drive mainstream commercial adoption of technologies, and for our strategy to advance in vitro and in vivo drug discovery experimentation with cutting edge molecular imaging, microfluidic and application expertise. Having obtained clearance from the SEC on the joint proxy statement, we are ready to obtain stockholder approval and complete this important transaction.”

David Carter, Chairman of the Board and CEO of Xenogen, commented, “Our preliminary assessment of Xenogen’s second quarter revenue is very encouraging, particularly in terms of product revenue growth year-over-year and sequentially. We believe that given Caliper’s extensive industry relationships and substantial commercial expertise, the combined company will be able to more fully capitalize on industry demand for Xenogen’s imaging technologies and drive the adoption of our products and services to the next level.”

Subject to obtaining the requisite stockholder approvals, Caliper and Xenogen expect to complete the merger shortly after each company’s stockholder meeting on August 9, 2006. Based on this expected timing of the closing, Caliper anticipates 2006 full-year revenue between $110 million and $118 million, excluding purchase accounting effects on Xenogen’s deferred revenue as of the closing date.

Caliper and Xenogen management will host a call today at 9:00 a.m. EDT to discuss the pending acquisition. To participate, please dial 800.295.3991 five to ten minutes prior to the call and use the participant passcode of 58793868. International callers can access the call by dialing 617.614.3924 and using the same passcode.

A webcast of the proceedings will be available at http://www.fulldisclosure.com.

Webcast and telephone replays of the conference call will be available as soon as practicable after the completion of the call. To access a recording of the proceedings from July 14, 2006 through July 18, 2006, dial 888.286.8010 and use the participant passcode of 15584399. International callers can access the playback by dialing 617.801.6888 and using the same participant passcode.

About Caliper Life Sciences

Caliper Life Sciences is a leading provider of drug discovery solutions for the pharmaceutical and biotechnology industries. Caliper’s mission is to transform drug discovery and diagnostics by offering a comprehensive array of products and services for clinically relevant experimentation. Based in Hopkinton, Massachusetts, Caliper services approximately 80 percent of the world’s leading pharmaceutical companies through representation in 30 countries. More information about Caliper and its products and services can be found on the web at www.caliperLS.com.

About Xenogen Corporation

Xenogen Corporation is a leading biotechnology company offering an integrated suite of biophotonic real-time in vivo imaging and genetic modification technologies that can help expedite drug discovery and development, and significantly reduce the cost and time to market for new therapies. Xenogen’s VivoVision(TM) Systems non-invasively illuminate and monitor biological processes within living mammals, at the molecular level, in real time. The technology is designed to provide higher quality in vivo data earlier in the drug discovery and development process. VivoVision Solutions are designed to improve discovery and pre-clinical research in multiple therapeutic areas. VivoVision Biosciences represents more than 15 years of experience in the creation and characterization of animal models, including genetic modifications, comprehensive phenotyping, compound profiling and custom design and production of light producing cells, microorganisms and animals. www.xenogen.com.

Private Securities Litigation Reform Act of 1995 — A Caution Concerning Forward-Looking Statements

The statements in this press release regarding Caliper’s anticipated revenue for the fiscal year ending December 31, 2006, Xenogen’s expectations regarding its revenue for the second quarter ended June 30, 2006, and the potential benefits of the proposed merger transaction are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act as amended. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statement as a result of a number of factors, including the risks that: Caliper may not complete the acquisition of Xenogen, and if completed, the combined company’s revenue growth may be lower than expected, or the expected benefits from combining Caliper with Xenogen may not be realized; and unexpected information may be received, or adjustments may be made, in the course of finalizing and analyzing Xenogen’s financial results for the second quarter of 2006 which could cause the final results to differ from Xenogen’s current expectations. Further information on risks faced by Caliper are detailed under the caption “Factors Affecting Operating Results” in Caliper’s Annual Report on Form 10K filed with the Securities and Exchange Commission on March 14, 2006 and in subsequent filings with the SEC, particularly its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 filed with the Securities and Exchange Commission on May 10, 2006. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. For a discussion of factors that could impact Xenogen’s financial results and cause its results to differ materially from those in the forward-looking statements, please refer to Xenogen’s filings with the Securities and Exchange Commission, particularly its Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2006 filed with the Securities and Exchange Commission on May 15, 2006. Caliper and Xenogen do not undertake any obligation to (and specifically disclaim any such obligation to) update or alter forward-looking or other statements in this release or the conference call.

Caliper is a registered trademark of Caliper Life Sciences, Inc.

Xenogen is a registered trademark and VivoVision is a trademark of Xenogen Corporation.

Participants in the Solicitation

Caliper Life Sciences, Inc. has filed a Registration Statement on Form S-4 in order to register the shares of its common stock and the warrants to be issued to the former stockholders and warrant holders of Xenogen Corporation in the merger. Investors are urged to read this document because it contains important information regarding the merger. The Registration Statement will be available for free at www.sec.gov or from Caliper directly.

In connection with the proposed merger, on or about July 12, 2006, Caliper Life Sciences, Inc. and Xenogen Corporation mailed a joint proxy statement/prospectus relating to the merger and their respective stockholder meetings to their respective stockholders. Security holders of Caliper Life Sciences, Inc. and Xenogen Corporation are advised to read the joint proxy statement/prospectus regarding the proposed merger referred to in this communication because it contains important information. A copy of the joint proxy statement/prospectus is on file with the Securities and Exchange Commission. In addition to the joint proxy statement/prospectus, Caliper Life Sciences, Inc. and Xenogen Corporation file annual, quarterly, and special reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement and any other documents filed by Caliper Life Sciences, Inc. and Xenogen Corporation at the Securities and Exchange Commission’s web site at http://www.sec.gov and directly from Caliper Life Sciences, Inc. and Xenogen Corporation, respectively.

Caliper Life Sciences, Inc. and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Caliper Life Sciences, Inc. with respect to the proposed merger. Information regarding such officers and directors is included in Caliper Life Sciences, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and the Registration Statement on Form S-4 filed with the Securities and Exchange Commission. These document are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and directly from Caliper Life Sciences, Inc.

Xenogen Corporation and its officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Xenogen Corporation with respect to the proposed merger. Information regarding such officers and directors is included in Xenogen Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and the Registration Statement on Form S-4 containing the joint proxy statement/prospectus filed with the Securities and Exchange Commission. These documents are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and directly from Xenogen Corporation.

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Contacts :
Caliper Investors	Media
Tom Higgins, 508.497.2809	Stacey Holifield, 781.684.0770
Caliper Life Sciences, Inc.	Schwartz Communications
tom.higgins@caliperLS.com	caliper@schwartz-pr.com
or
Xenogen Investors	Michele Boudreau, 650-279-2088
William A. Albright, 510.291.6100	Caliper Life Sciences, Inc.
Xenogen Corporation	michele.boudreau@caliperLS.com
bill.albright@xenogen.com